UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2022

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in that Current Report on Form 8-K filed by NextPlay Technologies, Inc. (formerly known as Monaker Group, Inc.), a Nevada corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on July 7, 2021 (the “Prior 8-K”), the Company entered into a securities purchase agreement (the “Go Game SPA”) with David Ng, an individual (the “Seller”). Pursuant to the Go Game SPA, the Company agreed to acquire a 37% interest in the capital stock of Go Game Pte Ltd, a Singapore private limited company (“Go Game”), a mobile game publisher and technology company, representing an aggregate of 686,868 shares of Go Game’s Class B Preferred shares (the “Initial Go Game Shares”). The Go Game SPA also included an option whereby the Company can acquire additional shares of Go Game. The closing of the acquisition of the Initial Go Game Shares was subject to closing conditions.

On March 30, 2022, the Company, Go Game and the Seller entered into an asset purchase agreement (the “Asset Purchase Agreement”) which amends and restates in its entirety the Go Game SPA disclosed previously whereby Go Game agreed to sell and assign to the Company, and the Company agreed to purchase and assume from Go Game substantially all the assets and certain liabilities related to the goPlay platform (the “Go Game Assets”), together with a perpetual license to the goPay payment gateway (the “goPay License”).

The consummation of the transactions contemplated by the Asset Purchase Agreement (the “Closing”) occurred on or about April 4, 2022, following the execution of the Asset Purchase Agreement on March 30, 2022.

As consideration for the Go Game Assets and the receipt of the goPay License, the Company agreed to pay $5,000,000 (the “Purchase Price”) as follows:

(i)	A cash payment of $1,250,000.00 which was paid previously by the Company to Go Game/Seller following the execution of the Go Game SPA;

(ii)	A cash payment of $1,500,000 at closing by wire transfer of immediately available funds; and

(iii)	A cash payment of $2,250,000 which shall be payable monthly by the Company to Go Game with simple interest thereon at the rate of 12.0% per annum until March 31, 2023.

No stock consideration of Go Game or the Company is being exchanged as was previously contemplated under the Go Game SPA and as disclosed in the Prior 8-K.

In the event the Company defaults on its monthly cash payment obligations under (iii) above, the Company agrees that the Seller shall be given the absolute right to demand for the return by way of assigning, transferring, and delivering to Seller all of Purchaser’s right, title, ownership and interest in certain games and source code for goPay (without taking away the perpetual licensing right).

For a period of six (6) months following the closing, Go Game will provide transitional assistance to the Company to integrate the goPlay platform and associated game titles, together with the goPay payment gateway, at no additional charge.

The goPay License allows the Company to exploit the goPay payment gateway to enhance the products and service offerings of the Company. The goPay License does not allow the Company to exploit and sublicense the goPay technology as a stand-alone product.

Prior to the Closing, Go Game was engaged in discussions with potential customers of the goPlay platform. At the Closing, the Company and Go Game entered into a revenue share agreement (the “Revenue Share Agreement”) pursuant to which Go Game shall refer such potential customers and any other potential customers to the Company, in exchange for a right to receive fifty percent (50%) of net revenues attributable to such sales.

In addition, the Company and the Seller entered into a restrictive covenant agreement (the “Restrictive Covenant Agreement”) whereby Seller will agree to refrain from competing with the Company and soliciting the Company’s employees at the time of the closing and for a period of time thereafter in order to protect the Company’s legitimate business interests and goodwill in connection with the Asset Purchase Agreement.

The Company and Go Game have made customary representations and warranties and have agreed to customary covenants in the Asset Purchase Agreement. The Asset Purchase Agreement contains representations and warranties by the Company and Go Game as of specific dates. The representations and warranties reflect negotiations between the parties to the Asset Purchase Agreement and are not intended as statements of fact to be relied upon by the Company’s shareholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Asset Purchase Agreement, which disclosures are not reflected in the Asset Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Asset Purchase Agreement and should not be relied upon as statements of facts.

The foregoing description of the Asset Purchase Agreement, Revenue Share Agreement and Restrictive Covenant Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibits 2.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

As a result of the Go Game SPA being superseded and replaced in its entirety by the Asset Purchase Agreement, the rights and obligations of the parties to the Go Game SPA have been terminated.

Additionally, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated March 30, 2022, by and among NextPlay Technologies, Inc., Go Game Pte Ltd and David Ng.

10.1	Revenue Share Agreement, by and between NextPlay Technologies, Inc. and Go Game Pte Ltd.

10.2	Restrictive Covenant Agreement, by and between NextPlay Technologies, Inc. and David Ng.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: April 5, 2022	By:	/s/ Nithinan Boonyawattanapisut
		Name:	Nithinan Boonyawattanapisut
		Title:	Co-Chief Executive Officer

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